Annual Report

Mid-Cap
Value Fund

December 31, 1998

T. Rowe Price


Report Highlights
--------------------------------------------------------------------------------

Mid-Cap Value Fund

o Continuing a trend, large-cap growth stocks outperformed mid-size companies, especially those with value characteristics.

o The fund's 6- and 12-month performance significantly trailed its benchmarks, which benefited from greater exposure to growth stocks.

o Many of our high-quality holdings slumped in summer, although mergers and acquisitions buoyed performance.

o We reduced our cash stake to invest in companies with attractive valuations and business fundamentals.

o Further mergers and acquisitions may help realize some of the excellent values we see in our universe.


Fellow Shareholders

The Standard & Poor's 500 Stock Index reigned supreme once again in 1998, gaining nearly 30% despite a severe third quarter correction. The performance of the S&P, a large-cap index with many growth-oriented companies, aptly summarized investor sentiment for the year. Across markets, investors strongly favored large companies over smaller ones and visible growth to value characteristics.

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 12/31/98                          6 Months           12 Months
--------------------------------------------------------------------------------

Mid-Cap Value Fund                                -4.43%                1.39%

S&P MidCap Index                                    9.64               19.11

Lipper Mid Cap Funds Average                        0.71               12.16


As a result, the S&P MidCap Index trailed the S&P 500 by a wide margin, rising 19.11% for the year. This showing, in turn, dwarfed the 12.16% return of the Lipper Mid Cap Funds Average. Your fund's 1.39% gain over that time period trailed far behind these benchmarks, both of which carry significant exposure to growth stocks. This pattern also held true for the six-month period.


YEAR-END DISTRIBUTIONS

     On December 15, 1998, your Board of Directors declared an income distribution of $0.19 per share, a long-term capital gain distribution of $0.49, and a short-term capital gain distribution of $0.27 to shareholders of record on that date. The distribution was paid on December 17. You should already have received your check or statement reflecting these distributions, as well as Form 1099-DIV summarizing this information for 1998 tax purposes.


INVESTMENT REVIEW

     How were we so out of sync in 1998? The simple explanation is that growth stocks far outperformed value stocks throughout the year, and that top performance was concentrated in a small number of large stocks. For example, America Online alone accounted for nearly 40% of the S&P MidCap's gains, even though the stock closed the year with a $62 billion market capitalization-hardly a mid-cap stock and, in our opinion, never a value. Given AOL's outsized market capitalization, few true mid-cap funds were in a position to own the name. Further, the best-performing sector for the S&P MidCap was technology, which rose 86% during the year and accounted for 70% of the index's total performance. This put your fund in a tough position. Our value discipline restricted us from investing in many high-priced technology issues, and so we were quite underweighted in 1998. We were also light in the communications services sector, which is dominated by high price/earnings (P/E), technology-driven networking stocks. This sector rose 58% and contributed 141 basis points to the index's return (100 basis points equal one percentage point).


Preparing For The Year 2000

The Year 2000 draws closer every day, and it holds special meaning beyond the arrival of a new millennium. The issue for investors is that many computer programs throughout the world use two digits instead of four to identify the year and may assume the next century starts with 1900. If these programs are not modified, they will not be able to correctly handle the century change when the year changes from "99" to "00" on January 1, 2000, and they will no longer be able to perform necessary functions. The Year 2000 issue affects all companies and organizations.

T. Rowe Price has been taking steps to assure that its computer systems and processes are capable of functioning in the Year 2000. Detailed plans for remediation efforts have been developed and are currently being executed.


OUR PLAN OF ACTION

We began to address these issues several years ago by requiring that all new systems process and store four-digit years. All critical systems have been reprogrammed (including business applications required to service our customers and processing infrastructure necessary to ensure the integrity of customer data and investments), and they are currently being tested. Because we exchange data electronically with customers and vendors, we are working with them to assess the adequacy of their own compliance efforts. Our goal is to ensure the continuation of the same level of service to all our mutual fund shareholders and clients after December 31, 1999.

We are asking all vendors and companies we do business with for a Year 2000 compliance status, with the expectation that some organizations will not be able to modify their interface files prior to December 31, 1999. In addition, we are scheduling tests for critical vendors and companies that claim Year 2000 compliance to ensure that time-related data and calculations function properly as we move into the next century.


SMOOTH TRANSITION PLANNED

We believe our programs and initiatives will provide a smooth transition into the next millennium. We are assessing all systems providing products or services to our retail mutual fund shareholders, retirement plan sponsors, and participants, and we have modified them where necessary for the Year 2000. The Securities Industry Association (SIA) is coordinating Year 2000 testing to assure that securities markets, clearing corporations, depositories, and third party service providers can send, receive, and process files and transactions accurately. In late July 1998, the SIA completed a beta test of Year 2000 readiness. The test was considered successful in terms of transactions completed and will serve as the basis for the SIA's industry-wide approach. During October 1998, T. Rowe Price completed its beta test of Year 2000 readiness with the SIA and is ready for the industry-wide test that is scheduled for March and April 1999.

For a more detailed discussion of our Year 2000 effort, as well as continuing updates on our progress, please check our Web site (www.troweprice.com).

On the other hand, the worst-performing groups for the year were energy and basic materials-traditionally attractive sectors for value investors-which declined 48% and 11%, respectively. Although we were underweighted in energy, we did have significant holdings in the sector, and we were market weighted in basic materials.

While our returns look poor against the above-mentioned growth-driven indices, they compare somewhat more favorably with value-oriented benchmarks.


1998 Performance
--------------------------------------------------------------------------------

T. Rowe Price Mid-Cap Value Fund                                      1.39%

Wilshire Mid Cap Value Index                                        - 2.69

Prudential Mid Cap Value Index                                      - 3.73

Morningstar Mid Cap Value Index                                       1.40

Russell Mid Cap Value Index                                           5.08

Barra Mid Cap Value Index                                             4.67
--------------------------------------------------------------------------------

Average Mid Cap Value Index                                           0.95%

Some holdings did well. Three of our top four performers during 1998 came as the result of takeovers. For example, Aliant Communications agreed to be acquired by ALLTEL in December. Aliant's shares rose 49% during the last six months largely in response to the takeout bid, adding an impressive 15 cents to your portfolio's net asset value. Similarly, First Brands rose 54% in the second half as it agreed to be acquired by Clorox, adding eight cents to NAV. Finally, Willis-Corroon agreed to be acquired by a consortium headed by KKR, and the resulting gain added seven cents to our performance. The fourth company, Valassis Communications, rose more than 34% in the second half on strong fundamentals in its business, and added 10 cents to the value of the portfolio. We will discuss this company more in the section on portfolio sales.

Our major problems included Neiman-Marcus, Warnaco Group, and Unifi, which shaved 12 cents, 11 cents, and 10 cents, respectively, off of NAV. Neiman-Marcus plummeted 42% in the second half over fears that the third quarter market correction and international financial crisis might dampen upscale consumer spending. These fears proved excessive, and the stock price rose 66% off of its October bottom as the company reported strong November and December comparable store sales. Unfortunately, this was not enough to recoup the earlier damage. We remain confident in the company's fundamentals.


Sector Diversification
--------------------------------------------------------------------------------

                              Capital
                              Equipment,
                              Process
Business                      Industries,
Services and                  and Basic     Consumer
Transportation    Financial   Materials     Nondurables    Technology

5                 14          15            15             4


             Energy,           Consumer
             Utilities,        Services
             and               and Consumer
Reserves     Miscellaneous     Cyclicals

3            22                22

Based on net assets as of 12/31/98.


Warnaco is an apparel manufacturer run by one of our favorite executives, Linda Wachner. This stock also declined more than 40% over the past six months as the market feared a big drop in consumer spending. While business conditions were somewhat softer than expected and retail sales estimates did decline slightly during the quarter, the loss appeared extreme to us. Fiber texturizer Unifi fell victim to the Asia crisis, posting lower-than-expected sales and earnings due to weak demand and growing pressure on its products' prices. The stock fell 43%, but we very much believe in the company's long-term prospects and are willing to hold the stock.


INVESTMENT STRATEGY

     Our three top purchases of the second half were Parametric Technology, North Fork Bancorporation, and Intimate Brands. Parametric is the market share leader in computer-aided design software. Its software is used to automate product designs from inception to prototype development. The stock fell by about 70% last summer as the firm missed its quarterly earnings estimate for the first time since going public more than five years earlier. This provided us with an excellent value-buying opportunity, and we acquired the shares last fall at P/E multiples ranging from seven to 10. We feel very optimistic about the prospects for the company's advanced new
     Windchill product line.

     North Fork is a $3.4 billion bank headquartered in Long Island, New York. It has a strong track record of acquiring smaller banks in its territory. Led by John Kanas, management is exceptional and the firm is positioned well for the future. The bank's return on equity is a very strong 25%. Return on assets is also terrific at 1.90%, and expense control (measured by the efficiency ratio) sits at an attractive 38% (where anything under 60% is solid). Our final major purchase was Intimate Brands, better known as the parent of Victoria's Secret and Bath and Body Works. We bought the shares in September at less than 12 times earnings. We think that represents a great price for this high-quality niche firm that has consistently grown its earnings at 15% per year or better. Management is excellent, free cash flow is strong, and operating margins are high-near 16%. The return on equity is a whopping 59%, and we believe at $18 the shares were fundamentally mispriced. In the early going, we were proven correct: the shares increased 66% from our initial purchase to year-end.

     Two of our three largest sales in 1998 were stocks subject totakeovers-- Willis-Corroon and U.S. Surgical. Our final major sale was Valassis Communications. VCI produces free-standing advertising inserts; you may know these as the coupon packets in your Sunday newspaper. In 1998, their business was very strong as demand typically strengthens at the top of an economic cycle. The shares were further aided by a greater-than-expected decline in paper prices-obviously a critical raw material component. We first bought the shares at 12 to 14 times 1998 earnings and, toward the end of the period, we began selling the shares at 22 times 1998 earnings. Fundamentals remained great but, in view of the cyclicality in the business, we felt it prudent to reduce our position from over 3% of assets to a bit over 1%.


OUTLOOK

     Our theory of value investing holds that soundly managed companies with strong franchises, good business fundamentals, and strong cash flow should outperform over time. Indeed, this approach has worked well for us over our investing career. Unfortunately, during a period when investors were fascinated with big-cap household names and anything "dotcom"-referring to the Internet stock mania-this strategy wasn't rewarding. Nonetheless, we plan to stick to our guns. We see incredible values in our universe; indeed, as a result of new purchases, our cash reserves dwindled from 9% on June 30 to 3% on December 31. It is also becoming obvious that corporate America sees great value among mid-caps. Since we last wrote you in June, the portfolio has seen seven stocks, involving many different names and many different industries, become subject to takeover bids. These included First Brands, Willis-Corroon, Aliant Communications, Arterial Vascular Engineering, New England Electric System, Coltec, and Rutherford Moran.

     We also believe patience will be rewarded because stock valuations remain quite expensive among larger-cap stocks. The blue chips, in particular, are significantly more expensive than mid- and small-cap stocks. It is our belief that this valuation gap will narrow and that investors will return to seek value in our universe. We've written often in the past that, given our focus on value investing, there will be times when our returns will differ materially from the indices. Though we never expected the wide divergence we experienced in 1998, we remain convinced our style of investing will deliver superior returns when the current Internet mania and love affair with big-cap shares fades.

     Respectfully submitted,

     Greg A. McCrickard
     President and Chairman of the Investment Advisory Committee

     January 20, 1999


T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

                                                 Percent of
                                                 Net Assets
                                                   12/31/98
--------------------------------------------------------------------------------

Aliant Communications                                  3.1%

Premark International                                  2.2

BJ's Wholesale Club                                    2.1

PartnerRe Holdings                                     2.1

International Multifoods                               2.0
--------------------------------------------------------------------------------

McCormick                                              1.9

Prologis Trust                                         1.8

Tomkins                                                1.8

Teco Energy                                            1.7

Hubbell                                                1.7
--------------------------------------------------------------------------------

Meredith                                               1.7

A.O. Smith                                             1.7

L3 Communications                                      1.7

Analogic                                               1.6

Sonoco Products                                        1.6
--------------------------------------------------------------------------------

First Brands                                           1.6

New England Electric System                            1.5

Neiman-Marcus                                          1.5

Valassis Communications                                1.5

NIPSCO                                                 1.5
--------------------------------------------------------------------------------

GPU                                                    1.5

Mercantile Bankshares                                  1.5

Parametric Technology                                  1.4

Northern Trust                                         1.4

Pinnacle West Capital                                  1.4
--------------------------------------------------------------------------------

Total                                                 43.5%


T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES

Listed in descending order of size

6 Months Ended 12/31/98

Ten Largest Purchases
--------------------------------------------------------------------------------

Parametric Technology*

North Fork Bancorporation*

Intimate Brands*

Blyth Industries*

Union Pacific Resources

Richfood Holdings

Suiza Foods*

Reynolds & Reynolds*

Smith International*

Arterial Vascular Engineering*


Ten Largest Sales
--------------------------------------------------------------------------------

Willis-Corroon**

United States Surgical**

Valassis Communications

Owens Corning**

IndyMac Mortgage Holdings**

Century Telephone Enterprises

UICI**

PennCorp Financial Group**

American Standard**

WestPoint Stevens**

 *  Position added
**  Position eliminated


T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.


MID-CAP VALUE FUND
--------------------------------------------------------------------------------

As of 12/31/98

                  S&P               Lipper
                  MidCap            Mid Cap            Mid-Cap
                  Index             Funds Average      Value Fund

6/30/96           10,000            10,000             10,000

12/96             10,914            10,573             11,630

12/97             14,435            12,730             14,783

12/98             17,194            14,249             14,988


Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                            Since    Inception
Periods Ended 12/31/98                        1 Year    Inception         Date
--------------------------------------------------------------------------------

Mid-Cap Value Fund                             1.39%       17.49%      6/28/96

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------

Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                      Year                            6/28/96
                                     Ended                            Through
                                  12/31/98          12/31/97         12/31/96

NET ASSET VALUE
Beginning of period               $ 14.47           $ 11.56          $ 10.00

Investment activities
  Net investment income              0.19              0.08*            0.10*
  Net realized and
  unrealized gain (loss)            (0.05)             3.05             1.53

  Total from
  investment activities              0.14              3.13             1.63

Distributions
  Net investment income             (0.19)            (0.08)           (0.07)
  Net realized gain                 (0.76)            (0.14)            --

  Total Distributions               (0.95)            (0.22)           (0.07)

NET ASSET VALUE
End of period                     $ 13.66           $ 14.47          $ 11.56
                                  ------------------------------------------

Ratios/Supplemental Data

Total return#                        1.39%             27.1%*           16.3%*

Ratio of expenses to
average net assets                   1.08%             1.25%*           1.25%*!

Ratio of net investment
income to average
net assets                           1.24%             1.18%*           2.10%*!

Portfolio turnover rate              32.0%             16.0%             3.9%!

Net assets, end of period
(in thousands)                    $221,338          $217,991         $49,189

# Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

* Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through 12/31/97.

!  Annualized

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------
                                                           December 31, 1998

Statement of Net Assets                              Shares/Par        Value
--------------------------------------------------------------------------------
                                                                In thousands

Common Stocks  95.8%

FINANCIAL  14.5%

Bank and Trust  7.8%

Bank United                                              60,000   $    2,349

First Security                                          106,750        2,492

Mercantile Bancorporation                                25,000        1,153

Mercantile Bankshares                                    85,000        3,270

North Fork Bancorporation                                95,000        2,274

Northern Trust                                           36,000        3,142

TCF Financial                                           105,000        2,540

                                                                      17,220

Insurance  5.4%

ACE Limited                                              16,500          568

Erie Indemnity                                           89,400        2,794

Harleysville Group                                       60,000        1,539

PartnerRe Holdings                                      100,000        4,575

UNUM                                                     10,400          607

W. R. Berkley                                            58,000        1,958

                                                                      12,041

Financial Services  1.3%

Delta Financial *                                       120,000          713

Leucadia National                                        65,000        2,047

                                                                       2,760

Total Financial                                                       32,021


UTILITIES  17.4%

Telephone Services  5.8%

Aliant Communications                                   170,000        6,933

Century Telephone Enterprises                            42,000        2,835

Cincinnati Bell                                          80,000        3,025

                                                                      12,793

Electric Utilities  11.6%

DQE                                                      50,000        2,197

FirstEnergy                                              60,000        1,954

GPU                                                      75,000        3,314

Illinova                                                100,000   $    2,500

New England Electric System                              70,000        3,369

NIPSCO                                                  110,000        3,348

Pinnacle West Capital                                    74,000        3,136

Teco Energy                                             135,000        3,805

United Water Resources                                   88,400        2,116

                                                                      25,739

Total Utilities                                                       38,532


CONSUMER NONDURABLES  15.3%

Food Processing  4.6%

International Multifoods                                170,000        4,388

McCormick                                               125,000        4,223

Suiza Foods *                                            30,000        1,528

                                                                      10,139

Hospital Supplies/Hospital Management  0.6%

Arterial Vascular Engineering *                          25,000        1,310

                                                                       1,310

Miscellaneous Consumer Products  10.1%

Blyth Industries *                                       55,000        1,719

First Brands                                             90,000        3,549

Hasbro                                                   70,000        2,529

Premark International                                   140,000        4,847

Reebok *                                                 75,000        1,116

Stanley Works                                            75,000        2,081

Tomkins (GBP)                                           825,000        3,920

Unifi                                                   135,000        2,641

                                                                      22,402

Total Consumer Nondurables                                            33,851


CONSUMER SERVICES  10.3%

General Merchandisers  4.9%

BJ's Wholesale Club *                                   100,000        4,631

Neiman-Marcus *                                         135,000        3,367

Warnaco Group (Class A)                                 110,000        2,777

                                                                      10,775

Specialty Merchandisers  1.1%

CVS                                                      15,208   $      836

Intimate Brands                                          50,000        1,494

                                                                       2,330

Media and Communications  4.3%

Chris-Craft *                                            51,500        2,482

Meredith                                                100,000        3,787

Valassis Communications *                                65,000        3,356

                                                                       9,625

Total Consumer Services                                               22,730


CONSUMER CYCLICALS  10.5%

Automobiles and Related  2.7%

A.O. Smith (Class B)                                    152,500        3,746

Littelfuse *                                             35,000          665

SPX *                                                    25,000        1,675

                                                                       6,086

Building & Real Estate  6.8%

Archstone Communities Trust, REIT                        95,000        1,924

Arden Realty, REIT                                       72,500        1,681

Federal Realty
  Investment Trust, REIT                                 30,000          709

Prologis Trust, REIT                                    180,000        3,735

Reckson Associates Realty, REIT                         100,000        2,219

Rouse                                                    85,000        2,337

Security Capital U.S. Realty *                          150,000        1,485

Starwood Hotels & Resorts, REIT                          15,000          340

Texas Industries                                         20,000          539

                                                                      14,969

Miscellaneous Consumer Durables  1.0%

Masco                                                    78,000        2,242

                                                                       2,242

Total Consumer Cyclicals                                              23,297


TECHNOLOGY  3.7%

Electronic Components  1.8%

Analogic                                                 95,000   $    3,574

Molex                                                     8,358          319

                                                                       3,893

Aerospace & Defense  1.9%

Harsco                                                   20,000          609

L 3 Communications *                                     80,000        3,725

                                                                       4,334

Total Technology                                                       8,227


CAPITAL EQUIPMENT  3.7%

Electrical Equipment  1.7%

Hubbell (Class A)                                        10,000          381

Hubbell (Class B)                                        90,000        3,420

                                                                       3,801

Machinery  2.0%

Coltec Industries *                                      19,000          370

Danaher                                                  28,000        1,521

Teleflex                                                 55,000        2,509

                                                                       4,400

Total Capital Equipment                                                8,201


BUSINESS SERVICES AND
TRANSPORTATION  4.7%

Computer Service and Software  3.3%

Galileo International                                    60,000        2,610

Parametric Technology *                                 195,000        3,169

Reynolds & Reynolds                                      65,000        1,491

                                                                       7,270

Distribution Services  1.4%

Richfood Holdings                                       150,600        3,125

                                                                       3,125

Total Business Services and Transportation                            10,395


ENERGY  4.8%

Energy Services  1.7%

Baker Hughes                                             40,500   $      716

BJ Services *                                            40,000          625

McDermott International                                  20,000          494

Smith International *                                    35,000          881

Weatherford International *                               8,000          155

Witco                                                    50,000          797

                                                                       3,668

Exploration and Production  0.6%

Devon Energy                                             11,550          355

Rutherford-Moran Oil *                                   40,000          116

Union Pacific Resources                                 100,000          906

                                                                       1,377

Integrated Petroleum - Domestic  2.5%

Amerada Hess                                             58,000        2,886

Murphy Oil                                               62,500        2,578

                                                                       5,464

Total Energy                                                          10,509


PROCESS INDUSTRIES  6.8%

Diversified Chemicals  1.1%

Olin                                                     90,000        2,548

                                                                       2,548

Specialty Chemicals  1.0%

Great Lakes Chemical                                     45,000        1,800

Octel *                                                  30,250          420

                                                                       2,220

Paper and Paper Products  2.8%

Consolidated Papers                                      22,000          605

Sonoco Products                                         120,000        3,555

Wausau-Mosinee Paper                                     90,000        1,592

Willamette Industries                                    11,000          368

                                                                       6,120

Forest Products  1.9%

Domtar                                                  225,000        1,322

English China Clay (GBP)                                200,000          542

Louisiana Pacific                                        90,000   $    1,648

Rayonier                                                 15,000          689

                                                                       4,201

Total Process Industries                                              15,089


BASIC MATERIALS  4.1%

Metals  3.3%

Cambior                                                 150,000          741

Inco                                                    175,000        1,848

Inland Steel Industries                                 100,000        1,688

Nucor                                                    54,000        2,335

Reynolds Metals                                          15,000          790

                                                                       7,402

Mining  0.8%

Lonrho Africa (GBP)                                      41,700           37

Newmont Mining                                           75,000        1,355

TVX Gold *                                              200,000          363

                                                                       1,755

Total Basic Materials                                                  9,157

Total Common Stocks (Cost $201,871)                                  212,009

Convertible Preferred Stocks  0.1%

Prologis Trust (Series B),
  7.00%, REIT                                            12,000          317

Total Convertible Preferred Stocks (Cost $281)                           317

Convertible Bonds  0.8%

Liberty Property Trust,
  Sub. Deb., 8.40%, 7/1/01                           $  200,000          241

Security Capital U. S. Realty,
  (144a), 2.00%, 5/22/03                              2,000,000        1,565

Total Convertible Bonds (Cost  $1,848)                                 1,806

Short-Term Investments  1.6%

Money Market Funds  1.6%

Reserve Investment Fund, 5.42% #                      3,514,203        3,514

Total Short-Term Investments (Cost $3,514)                             3,514

Total Investments in Securities

98.3% of Net Assets (Cost $207,514)                               $  217,646

Other Assets Less Liabilities                                          3,692

NET ASSETS                                                        $  221,338
                                                                  ----------

Net Assets Consist of:

Accumulated net investment income -
net of distributions                                              $      110

Accumulated net realized gain/loss -
net of distributions                                                   1,168

Net unrealized gain (loss)                                            10,132

Paid-in-capital applicable to 16,202,153
shares of $0.0001 par value capital stock
outstanding; 1,000,000,000 shares authorized                         209,928

NET ASSETS                                                        $  221,338
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $    13.66
                                                                  ----------

*      Non-income producing
#      Seven-day yield
REIT   Real Estate Investment Trust
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers total of such securities at period-end amounts to 0.7% of net assets.
GBP    British sterling

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                        Year
                                                                       Ended
                                                                    12/31/98

Investment Income

Income
  Dividend                                                         $   4,316
  Interest                                                             1,165
  Total income                                                         5,481

Expenses
  Investment management                                                1,596
  Shareholder servicing                                                  659
  Custody and accounting                                                  92
  Registration                                                            67
  Prospectus and shareholder reports                                      64
  Legal and audit                                                         12
  Directors                                                                7
  Miscellaneous                                                           58

  Total expenses                                                       2,555

Net investment income                                                  2,926

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                          12,026
  Foreign currency transactions                                            9

  Net realized gain (loss)                                            12,035

Change in net unrealized gain or loss
  Securities                                                         (14,186)
  Other assets and liabilities
  denominated in foreign currencies                                       (1)

  Change in net unrealized
  gain or loss                                                       (14,187)

Net realized and unrealized gain (loss)                               (2,152)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $     774
                                                                   ---------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                           Year
                                                          Ended
                                                       12/31/98     12/31/97

Increase (Decrease) in Net Assets

Operations
  Net investment income                              $    2,926   $    1,160
  Net realized gain (loss)                               12,035        2,769
  Change in net unrealized
  gain or loss                                          (14,187)      19,275

  Increase (decrease) in net
  assets from operations                                    774       23,204

Distributions to shareholders
  Net investment income                                  (2,892)      (1,175)
  Net realized gain                                     (11,566)      (2,056)

  Decrease in net assets
  from distributions                                    (14,458)      (3,231)

Capital share transactions*
  Shares sold                                            74,806      169,513
  Distributions reinvested                               14,239        3,185

  Shares redeemed                                       (72,014)     (23,869)

  Increase (decrease) in net
  assets from capital
  share transactions                                     17,031      148,829

Net Assets

Increase (decrease)
during period                                             3,347      168,802
Beginning of period                                     217,991       49,189

End of period                                        $  221,338   $  217,991
                                                     -----------------------

*Share information
  Shares sold                                             5,137       12,445
  Distributions reinvested                                1,109          224
  Shares redeemed                                        (5,113)      (1,855)

  Increase (decrease) in
  shares outstanding                                      1,133       10,814

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------
                                                             December 31, 1998

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Mid-Cap Value Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 28, 1996.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $88,604,000 and $69,103,000, respectively, for the year ended December 31, 1998.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1998. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

--------------------------------------------------------------------------------

     Undistributed net investment income                              $55,000

     Paid-in-capital                                                  (55,000)

     At December 31, 1998, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $207,514,000. Net unrealized gain aggregated $10,132,000 at period end, of which $33,539,000 related to appreciated investments and $23,407,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $122,000 was payable at December 31, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At December 31, 1998, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of a previous investment management agreement, the manager was required to bear any expenses through December 31, 1997, which would cause the fund's ratio of expenses to average net assets to exceed 1.25%. Thereafter, through December 31, 1999, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 1.25%. Pursuant to this previous agreement, $7,000 of unaccrued fees were repaid during the year ended December 31, 1998.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $372,000 for the year ended December 31, 1998, of which $39,000 was payable at period-end.

     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Growth Fund held approximately 50.2% of the outstanding shares of the Mid-Cap Value Fund at December 31, 1998. For the year then ended, the fund was allocated $265,000 of Spectrum expenses.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1998, totaled $1,083,000 and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Mid-Cap Value Fund, Inc.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Mid-Cap Value Fund, Inc. (the "Fund") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998, by correspondence with custodians, provide a reasonable basis for the opinion expressed above.

     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     January 21, 1999


T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 12/31/98
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o    $4,109,000 from short-term capital gains,

o $7,457,000 from long-term capital gains, subject to the 20% rate gains category.

For corporate shareholders, $3,179,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

--------------------------------------------------------------------------------


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services And Information


     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person Available in T. Rowe Price Investor Centers.


     ACCOUNT SERVICES

     Checking Available on most fixed income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


     BROKERAGE SERVICES*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


     INVESTMENT INFORMATION

     Combined Statement Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights Educational reports on investment strategies and financial markets.

     Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500*
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons**
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Total Equity Market Index
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free***
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond!
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Bond!!
International Bond

MONEY MARKET FUNDS!!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

  *   Formerly named Equity Index.
 **   Closed to new investors.
***   Formerly named Florida Insured Intermediate Tax-Free.
  !   Formerly named Tax-Free Insured Intermediate Bond.
 !!   Formerly named Global Government Bond.
!!! Neither the funds nor their share prices are insured or guaranteed by the U.S. government.

Please call for a prospectus. Read it carefully before investing. The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors,
T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.


T. Rowe Price Retirement Plans and Resources
--------------------------------------------------------------------------------

Retirement Plans and Resources

     We recognize that saving for retirement is the number one investment goal for most Americans. We can help you meet your retirement needs, whether you are starting an IRA or designing a retirement program for your employees.
     T. Rowe Price offers an assortment of retirement plans for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We provide recordkeeping, communications, and investment management services, as well as a variety of educational materials, self-help planning guides, and software tools to help you choose and implement a retirement plan appropriate for you. For information or to request literature, call us at 1-800-638-5660.

     IRAs AND QUALIFIED PLANS

     Traditional IRA
     Roth IRA
     Rollover IRA
     SEP-IRA
     SIMPLE IRA
     Profit Sharing
     Money Purchase Pension
     "Paired" Plans (Money Purchase Pension and Profit Sharing Plans)
     401(k)
     403(b)
     457 Deferred Compensation


     RETIREMENT RESOURCES AT T. ROWE PRICE

     Planning and Informational Guides

     Minimum Required Distributions Guide

     Retirement Planning Kit

     Retirees Financial Guide

     Tax Considerations for Investors


     Investment Kits

     The IRA Investing Kit

     Roth IRA Conversion Kit

     Rollover IRA Kit

     The T. Rowe Price SIMPLE IRA Plan Kit

     The T. Rowe Price SEP-IRA Plan

     The Simplified Keogh Plan(registered trademark) From T. Rowe Price

     The T. Rowe Price 401(k) Century Plan(registered trademark)
       (for small businesses)

     Money Purchase Pension/Profit Sharing Plan Kit

     Investing for Retirement in Your 403(b) Account

     The T. Rowe Price No-Load Variable Annuity Information Kit


     Insights Reports

     The Challenge of Preparing for Retirement

     Financial Planning After Retirement

     The Roth IRA: A Review


     Software Packages

     T. Rowe Price Retirement Planning AnalyzerTM CD-ROM or diskette $19.95. To order, please call 1-800-541-5760. Also available on the Internet for $9.95.

     T. Rowe Price Variable Annuity AnalyzerTM CD-ROM or diskette, free. To order, please call 1-800-469-5304.

     Many of these resources are also available for viewing or ordering on the Internet at www.troweprice.com.


T. Rowe Price Insights Reports
--------------------------------------------------------------------------------

The Fundamentals of Investing

     Whether you are unsure how to get started or are saving for a specific goal, such as retirement or college, the T. Rowe Price Insights series can help you make informed investment decisions. These reports, written in plain English about fundamental investment topics, can be useful at every stage of your investment journey. They cover a range of topics, from the basic, such as getting started with mutual funds, to the more advanced, such as managing risk through diversification or buying individual securities through a broker. To request one or more Insights, call us at 1-800-638-5660.


     INSIGHTS REPORTS


     General Information

     The ABCs of Giving

     Back to Basics: The ABCs of Investing

     The Challenge of Preparing for Retirement

     Financial Planning After Retirement

     Getting Started: Investing With Mutual Funds

     The Roth IRA: A Review

     Tax Information for Mutual Fund Investors


     Investment Strategies

     Conservative Stock Investing

     Dollar Cost Averaging

     Equity Index Investing

     Growth Stock Investing

     Investing for Higher Yield

     Managing Risk Through Diversification

     The Power of Compounding

     Value Investing


     Types of Securities

     The Basics of International Stock Investing

     The Basics of Tax-Free Investing

     The Fundamentals of Fixed Income Investing

     Global Bond Investing

     Investing in Common Stocks

     Investing in Emerging Growth Stocks

     Investing in Financial Services Stocks

     Investing in Health Care Stocks

     Investing in High-Yield Municipal Bonds

     Investing in Money Market Securities

     Investing in Mortgage-Backed Securities

     Investing in Natural Resource Stocks

     Investing in Science and Technology Stocks

     Investing in Small-Company Stocks

     Understanding Derivatives

     Understanding High-Yield "Junk" Bonds


     Brokerage Insights

     Combining Individual Securities With Mutual Funds

     Getting Started: An Introduction to Individual Securities

     What You Should Know About Bonds

     What You Should Know About Margin and Short-Selling

     What You Should Know About Options

     What You Should Know About Stocks


     T. Rowe Price Insights are also available for reading or downloading on the Internet at www.troweprice.com.


For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a brokerage account
or obtain information, call:
1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Mid-Cap Value Fund.


Investor Centers:

101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

Invest With Confidence(registered trademark)
T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor.        F64-050  12/31/98